      As filed with the Securities and Exchange Commission on February 11, 2000.
                                                    Registration No. 333-_______

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

                             INTEGRITY INCORPORATED
               (Exact Name of Issuer as Specified in its Charter)

             DELAWARE                                          63-0952549
(State or Other Jurisdiction of                             (I.R.S. Employer
Incorporation or Organization)                            Identification Number)

                                 1100 CODY ROAD
                              MOBILE, ALABAMA 36695
                                 (334) 633-9000
    (Address, including zip code, and telephone number of principal executive offices)

                             INTEGRITY INCORPORATED
                          1999 LONG-TERM INCENTIVE PLAN
                            (Full Title of the Plan)

                               P. MICHAEL COLEMAN
                             INTEGRITY INCORPORATED
                                 1100 CODY ROAD
                              MOBILE, ALABAMA 36695
                                 (334) 633-9000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                            -----------------------

                         CALCULATION OF REGISTRATION FEE

======================================================================================================

                                                       Proposed        Proposed
        Title of Securities          Amount to         Maximum          Maximum         Amount of
          to be Registered         be Registered    Offering Price     Aggregate     Registration Fee
                                                      Per Share     Offering Price
------------------------------------------------------------------------------------------------------
Class A Common Stock, $.01 par        131,000         $2.875 (1)     $376,625 (1)        $ 99.43
value per share
------------------------------------------------------------------------------------------------------
Class A Common Stock, $.01 par
value per share                        69,000         $3.188 (2)     $219,972 (2)        $ 58.07
------------------------------------------------------------------------------------------------------
Class A Common Stock, $.01 par
value per share                       200,000         $3.750 (2)     $750,000 (2)        $198.00
------------------------------------------------------------------------------------------------------
Total                                 400,000                         $1,346,597         $355.50
------------------------------------------------------------------------------------------------------

(1) Determined in accordance with Rule 457(h), the registration fee calculation is based on the average of the high and low prices of a share of the Registrant's Common Stock reported on the Nasdaq Small-Cap Market on February 8, 2000.
(2) Determined in accordance with Rule 457(h), the registration fee calculation is based on the average option price per share for shares presently subject to options.

                                     PART I
              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1.           PLAN INFORMATION

         The documents constituting Part I of this Registration Statement will be sent or given to participants in the Plan as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended.

ITEM 2.           REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

         Upon written or oral request, Integrity Incorporated (the "Company") will provide, without charge, the documents incorporated by reference in Item 3 of Part II of this Registration Statement. The documents are incorporated by reference in the Section 10(a) prospectus. The Company will also provide, without charge, upon written or oral request, other documents requested to be delivered to employees pursuant to Rule 428(b). Requests for the above mentioned information should be directed to P. Michael Coleman at the address on the cover of this Registration Statement.


                                     PART II
                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3.           INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed by the Company (File No. 000-24134) with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated herein by reference and are deemed to be a part hereof from the date of the filing of such documents:

         (1) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998.

         (2) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999.

         (3) The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999.

         (4) The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999.

         (5) All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 1998.

         (6) The description of the Company's Common Stock contained in the Company's Registration Statement filed under Section 12 of the Exchange Act, including all amendments or reports filed for the purpose of updating such description.

         (7) All other documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered have been sold or that deregisters all securities that remain unsold.

         Any statement contained in a document incorporated or deemed incorporated herein by reference shall be deemed to be modified or superseded for the purpose of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is, or is deemed to be, incorporated herein by reference modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.  Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.  Not Applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

        Incorporated by reference from the Company's Registration Statement on Form S-8 (File No. 33-84584) filed on November 8, 1994.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.  Not Applicable.

ITEM 8.  EXHIBITS

         The exhibits listed in the Exhibit Index are filed as part of this Registration Statement.

ITEM 9.  UNDERTAKINGS

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i)      To include any prospectus required by
         Section 10(a)(3) of the Securities Act of 1933;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of the securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities being offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.




                         (Signatures on following page)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mobile, State of Alabama, on February 11, 2000.


                                    INTEGRITY INCORPORATED


                                    By:  /s/  P. Michael Coleman
                                       ----------------------------
                                         P. Michael Coleman
                                         Chairman, President and
                                         Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints P. Michael Coleman and Alison S. Richardson and each of them (with full power in each to act alone), as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated as of February 11, 2000.

         Signature                                Capacity
         ---------                                --------


/s/  P. Michael Coleman          Chairman of the Board, President and Chief
--------------------------       Executive Officer (Principal Executive Officer)
P. Michael Coleman

                    [Signatures continued on following page]

/s/  Alison S. Richardson           Senior Vice President, Finance and
------------------------------      Administration (Principal
Alison S. Richardson                Financial Accounting Officer)


/s/  Jean C. Coleman                Director
------------------------------
Jean C. Coleman


                                    Director
------------------------------
Charles V. Simpson


/s/ Heeth Varnadoe III              Director
------------------------------
Heeth Varnadoe III


/s/  Jimmy M. Woodward              Director
------------------------------
Jimmy M. Woodward

                                                   Registration No. 333-________


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        --------------------------------

                               EXHIBITS FILED WITH

                             REGISTRATION STATEMENT

                                   ON FORM S-8

                                      UNDER

                           THE SECURITIES ACT OF 1933


                        --------------------------------


                             INTEGRITY INCORPORATED
                                 1100 CODY ROAD
                              MOBILE, ALABAMA 36695
                                 (334) 633-9000

                                  EXHIBIT INDEX
                                       TO
                       REGISTRATION STATEMENT ON FORM S-8


       Exhibit Number                            Description
       --------------                            -----------

             4.1 Certificate of Incorporation of the Registrant, as amended (incorporated by reference from Exhibit 4(a) to the Registrant's Registration Statement on Form
                           S-8 (File No. 33-84584) filed on September 29, 1994).

             4.2 Certificate of Amendment to the Certificate of Incorporation of the Registrant (incorporated by reference from Exhibit 3(i).1 to the Registrant's
                           Quarterly Report on Form 10-Q for the quarter ended
                           September 30, 1995).

             4.3 Bylaws of the Registrant, as amended (incorporated by reference from Exhibit 3(ii) to the Registrant's
                           Registration Statement on Form S-1 (File No.
                           33-78582), and all amendments thereto, originally filed on May 6, 1994).

             4.4           Integrity Incorporated 1999 Long-Term Incentive Plan.

              5 Opinion of Alston & Bird LLP as to the legality of the securities to be issued.

            23.1 Consent of Alston & Bird LLP (contained in its opinion filed herewith as Exhibit 5 and incorporated herein by reference)

            23.2           Consent of PricewaterhouseCoopers

            24.1           Power of Attorney (contained in Part II)